Events after the Reporting Period	12 Months Ended
Dec. 31, 2021
Events after the Reporting Period
Events after the Reporting Period

30. Events after the Reporting Period

As described in Note 3, on January 24, 2022, the Group and UH II announced that all required regulatory approvals sought in connection with the proposed merger of the Group’s media, content and production assets with Univision had been received by the parties in the Transaction Agreement dated April 13, 2021. On January 31, 2022, the Group and TelevisaUnivision (formerly known as UH II) announced that this transaction was concluded on that date. As a result, in the first quarter of 2022, the Group expects to (i) increase its cash and cash equivalents in the amount of approximately U.S.$3,220 million; (ii) increase its investment in common and preferred shares of TelevisaUnivision in the amount of U.S.$1,500 million; (iii) recognize a net gain on disposition of most of its former Content business segment and other net assets in its consolidated statement of income for the first quarter of 2022; and (iv) increase its share of income or loss in associates derived from a larger ownership in TelevisaUnivision. The expected results of this transaction will be partially offset in the Group’s consolidated statement of income for the first quarter of 2022, by a reduction in its consolidated operating income resulting primarily from the disposal of its former Content business segment. Also, beginning in the first quarter of 2022, the Group will present the results of operations from its disposed businesses as discontinued operations in its consolidated statements of income for any prior period presented for comparative purposes and for the month ended January 31, 2022.

The Company entered into conditional sale contracts with certain officers of the Group, primarily in February 2022, for 24.7 million CPOs. For accounting purposes, these contracts were treated as a share-based expense in the Group´s consolidated financial statements for the first quarter of 2022. Additionally, in the first quarter of 2022, the Company cancelled contracts for 10.6 million CPOs and recognized in its consolidated statement of income for the first quarter of 2022 the release of contracts for 8.0 million CPOs, which were originally assigned under the LTRP to certain officers and employees of the Group in 2019, 2020 and 2021.

In February 2022, the Company’fs revolving credit facility with a syndicate of banks was increased by U.S.$32 million reaching a total amount of U.S.$650 million payable in Mexican pesos, and extended for a three-year term, with maturity in February 2025 (see Note 14).

In March 2022, the Company made a partial redemption of U.S.$200 million aggregate principal amount of its U.S.$600 million 6.625% Senior Notes due 2025 in the aggregate amount of U.S.$221.3 million, including the applicable redemption price and accrued and unpaid interest on the redemption date (see Note 14).

In February and March 2022, the Company prepaid outstanding long-term loans with three Mexican banks, in the aggregate principal amount of Ps.6,000 million, and related accrued interest for an aggregate amount of Ps.37.1 million. The original maturities of these loans were in the fourth quarter 2022 and first quarter of 2023.

On April 27, 2022, the Company’s stockholders approved , among other resolutions, (i) the audited consolidated financial statements of the Company as of December 31, 2021, and for the year ended on that date; and (ii) the payment of a dividend of Ps.0.35 per CPO and Ps.0.002991452991 per share of Series “A,” “B,”“D,” and “L” Shares, not in the form of a CPO, which will be paid in May 2022.